**ADDENDUM No 4**

This ADDENDUM **(the "Addendum No 4")** is made as of this 1st day of May Two Thousand and Twenty.

BETWEEN:

1. **BULAT UMBETOVICH KULCHIMBAYEV**, Kazakhstan national, Republic of Kazakhstan passport N09477601 issued by the Ministry of Internal Affairs of the Republic of Kazakhstan on 04.07.2014, IIN No. 560701300412, residing at: 47 Marshaka Street, Almaty, Kazakhstan (the "**Mr Kulchimbayev**");

AND

2. **SMG-GOLD B.V.**, a company incorporated under the laws of the Netherlands with Dutch Chamber of Commerce number 76235548 and with a registered office at Van der Valk Boumanlaan 13i, 3446 GE Woerden, the Netherlands and represented by Director A – Mr Barry John Davis and Director B – NTS (the "**SMG-Gold**").

Mr Kulchimbayev and SMG-Gold are hereinafter jointly referred to as "**Parties**" and individually as a "**Party**".

**WHEREAS:**

A. Pursuant to an agreement dated 26 March 2018, and made between Mr Kulchimbayev as Seller and SRBV as Buyer **(the "SPA")**, Mr Kulchimbayev agreed to sell and SRBV agreed to buy for the sum of United States Dollars Two million eight hundred thousand (US$2,800,000) **(the "Purchase Price")**, on other terms and conditions as set out in the SPA, all the participation interests in Altyn Kokus LLP (**"Altyn Kokus"**), a limited liability partnership organized and existing under the laws of Kazakhstan with registration number 131140006685;

**ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ №4**

Дополнительное соглашение (далее в тексте как **«Дополнение №4»**) заключается 1 мая 2020 года.

МЕЖДУ:

1. **БУЛАТОМ УМБЕТОВИЧЕМ КУЛЬЧИМБАЕВ**, гражданином Республики Казахстан, номер паспорта N09477601, выданного Министерством Внутренних Дел Республики Казахстан 04.07.2014 г., ИИН 560701300412, проживающим по адресу г. Алматы, ул. Маршака 47, Республика Казахстан. (далее по тексту (**«Г-н Кульчимбаев»**);

И

2. **SMG-Gold B.V.**, компанией, зарегистрированной в соответствии с законодательством Королевства Нидерланды под номером 76235548 в Торговой Палате Голландии с офисом по адресу Van der Valk Boumanlaan 13i, 3446 GE Woerden, the Netherlands в лице Директора А - господина Barry John Davis и Директора В NTS (далее по тексту "**SMG-Gold**").

Г-н Кульчимбаев и компания SMG-Gold далее по тексту совместно именуются как **«Стороны»**, а по отдельности как **«Сторона»**.

**УЧИТЫВАЯ НИЖЕСЛЕДУЮЩЕЕ:**

A. В соответствии с соглашением от 26 марта 2018, заключённым между г-ном Кульчимбаевым в качестве Продавца и компанией SRBV в качестве Покупателя (далее по тексту соглашение о Приобретении Доли Участия), г-н Кульчимбаев соглашается продать, а компания SRBV соглашается приобрести полностью всю долю участия в ТОО «Алтын Кокус» (далее по тексту **«Алтын Кокус»**), товарищество с ограниченной ответственностью, учреждённое и действующее в соответствии с законодательством Республики Казахстан под номером 131140006685 за сумму в размере два миллиона восемьсот тысяч долларов США (US$2,800,000) **("Стоимость Приобретения")**, а также на иных условиях,

указанных в соглашении о Приобретении Доли Участия;

B. On 12 May 2018 SRBV paid to Mr Kulchimbayev the sum of United States Dollars five hundred thousand (US$500,000), being part of the Purchase Price, in accordance with the terms of the SPA;

B. 12 мая 2018 года компания SRBV произвела платёж г-ну Кульчимбаеву в размере пятьсот тысяч долларов США (US$500,000) в качестве предоплаты части Стоимости Приобретения в соответствии с условиями соглашения о Приобретении Доли Участия

C. On 12 September 2018 Mr Kulchimbayev and SRBV entered into an addendum No 1 to the SPA (**"Addendum No 1"**);

C. 12 сентября 2018 года г-н Кульчимбаев и компания SRBV заключили дополнение №1 к соглашению о Приобретении Доли Участия (далее по тексту **«Дополнение №1»**);

D. On 11 November 2019 Mr Kulchimbayev, Scythian Resources BV (**"SRBV"**) and SMG-Gold entered into addendum No 2 to the SPA (**"Addendum No 2"**) whereby SRBV and the Parties agreed to amend the SPA by i. SRBV assigning all its rights and obligations under the SPA to SMG-Gold and SMG-Gold accepting such rights and obligations and ii. amending the terms of the payment of the Balance Due (as defined in Addendum No 2);

D. 11 ноября 2019 года г-н Кульчимбаев, Scythian Resources BV (**"SRBV"**) и SMG-Gold заключили Дополнительное соглашение №2 к соглашению о Приобретении Доли Участия (далее по тексту **«Дополнение #2»**) в соответствии с которым Стороны договорились, что i) SRBV передала и SMG-Gold приняла все права и обязанности по Соглашению о Приобретении Доли Участия и ii) изменить условия выплаты Суммы задолженности (как определено в Дополнение №2);

E. On 23 March 2020 Mr Kulchimbayev and SMG-Gold entered into Addendum No 3 to the SPA whereby the Parties agreed to amend the SPA by amending the terms of payment of the Balance Due (as defined in Addendum No 3);

E. 23 марта 2020 года г-н Кульчимбаев и SMG-Gold заключили Дополнительное соглашение №3 к соглашению о Приобретении Доли Участия в соответствии с которым Стороны договорились изменить условия выплаты Суммы задолженности (как определено в Дополнение №3);

F. The Parties have agreed to amend the SPA (as amended by Addendum No 1, Addendum No 2 and Addendum No 3) on the terms of and in the manner as set out in this Addendum No 4;

F. Стороны договорились изменить соглашение о Приобретении Доли Участия (с учётом изменений, указанных в Дополнении №1, Дополнении №2 и Дополнении №3) на условиях и в порядке, предусмотренными данным Дополнительным Соглашением №4.

G. All terms defined in the SPA and Addendum No 1 and Addendum No 2 shall have the same meaning when used herein.

G. Все иные условия, определённые в соглашении о Приобретении Доли Участия, Дополнении №1 и Дополнении №2 остаются неизменными для данного документа.

**NOW THEREFORE THE PARTIES HAVE AGREED AS FOLLOWS:**

Amendments to the SPA as amended by Addendum No 1 Addendum No 2 and Addendum No 3

1. As from the date hereof the Balance Due shall be paid as follows:

   a. On or before 15 July 2020 SMG-Gold shall pay to Mr Kulchimbayev the sum of United States Dollars one hundred thousand (US$100,000);

   b. As part of the payment under the SPA SMG-Gold shall procure that Palayan Resources Inc ("PLYN") shall issue to Mr Kulchimbayev or his nominee(s) 4,000,000 of fully paid shares in PLYN at an issue price of $0.3875;

   c. Within thirty (30) calendar days of the payment made under clause 1.a. above, SMG-Gold shall apply to the Government Competent Body for a letter of consent ("the Letter of Consent"), consenting to the transfer the participation rights in Altyn Kokus LLP, which is the holder of the Subsoil Resources Use Contract;

   d. Within twenty (20) calendar days after the Letter of Consent is granted or by 15 August 2020 (whichever is earlier), SMG-Gold shall pay to Mr Kulchimbayev the sum of United States Dollars four hundred thousand (US$400,000).

   e. The balance sum of United States Dollars two hundred and fifty thousand (US$250,000) shall be paid to Mr Kulchimbayev by 15 October 2020.

   f. In case of delay in payments more than 10 calendar days, Mr Kulchimbayev has the right to demand a penalty fee of 0.1% of the amount in default per day but not more than 10% until the repayment of the amount in default.

2. Sums payable to Mr Kulchimbayev under clauses 1a, d, e above shall be paid to such

**В НАСТОЯЩЕЕ ВРЕМЯ СТОРОНЫ ДОГОВАРИВАЮТСЯ О НИЖЕСЛЕДУЮЩЕМ:**

Изменения к соглашению о Приобретении Доли Участия с учётом изменений, указанных в Дополнении №1, Дополнении №2 и Дополнении №3

1. С даты подписания данного документа, Сумма Задолженности будет выплачиваться следующим образом:

   a. До 15 июля 2020 года, компания SMG-Gold выплатит г-ну Кульчимбаеву сумму в размере сто тысяч долларов США (US$100,000);

   b. В счет оплаты по соглашению о Приобретении Доли Участи, SMG-Gold обеспечит, чтобы компания Palayan Resources Inc (далее "PLYN") выпустила г-ну Кульчимбаеву 4,000,000 полностью оплаченных акций PLYN по цене $0.3875;

   c. В течение тридцати (30) календарных дней после проведения оплаты согласно вышеуказанного п.1.a, компания SMG-Gold обратится в Компетентный орган РК за разрешением на передачу доли участия в ТОО «Алтын Кокус», которое является объектом, связанным с правом недропользования;

   d. В течение двадцати (20) календарных дней после получения Разрешения Компетентного органа или до 15 августа 2020 года, в зависимости, что случится раньше, SMG-Gold выплатит г-ну Кульчимбаеву сумму в размере четырехсот тысяч долларов США (US$400,000).

   e. Окончательный платеж в сумме Двести пятьдесят тысяч долларов США (US$250,000) должен быть выплачен г-ну Кульчимбаеву до 15 октября 2020 года.

   f. В случае просрочки оплаты на срок более 10-ти (десяти) календарных дней г-н Кульчимбаев вправе требовать уплаты пени в размере 0,1 % от суммы задолженности, за каждый день просрочки, но не более 10%, до даты полного погашения задолженности.

2. Сумма, выплачиваемая г-ну Кульчимбаеву в соответствии с пунктами 1a, d, e будет

BU

account as may be nominated in writing by Mr Kulchimbayev.

перечисляться на счёт, указанный в письменном виде г-ном Кульчимбаевым.

3. Forthwith upon the payment of the sums payable under Clause 2d above, Mr Kulchimbayev shall take all necessary actions to transfer the Participation Rights to SMG-Gold.

3. Незамедлительно после выплаты суммы, в соответствии с вышеуказанным пунктом 2d, г-н Кульчимбаев примет все необходимые действия для передачи Доли Участия в пользу компании SMG-Gold.

4. All other terms and conditions of the SPA as amended by Addendum No 1, Addendum No 2 and Addendum No 3 shall remain in full force and effect.

4. Все иные условия соглашения о Передачи Доли Участия с учётом изменений, указанных в Дополнении №1, Дополнении №2 и Дополнении №3, будут оставаться в полной силе.

5. The provisions of Clauses 7.4, 7.5, 7.6, 7.7 and 7.8 of the SPA are incorporated herein and Mr Kulchimbayev hereby expressly confirms the continuing accuracy of the representations made in those clauses.

5. Положения Пунктов 7.4, 7.5, 7.6, 7.7 и 7.8 соглашения о Приобретении Доли Участия учитываются данным документом, и г-н Кульчимбаев настоящим документом в дальнейшем полностью подтверждает все сведения по аспектам, указанным в данных пунктах.

6. The provisions of Clause 11 of the SPA are incorporated herein.

6. Положения Пункта 11 соглашения о Передачи Доли Участия учитываются данным документом.

**THIS ADDENDUM HAS BEEN EXECUTED AS A DEED ON THE DATE FIRST ABOVE WRITTEN.**

**ДАННОЕ ДОПОЛНИТЕЛЬНОЕ СОГЛАШЕНИЕ ЗАКЛЮЧЕНО В ДАТУ, УКАЗАННУЮ ВЫШЕ В ДАННОМ ДОКУМЕНТЕ.**

**Signed by Mr BULAT UMBETOVICH KULCHIMBAYEV**

**Г-н БУЛАТ УМБЕТОВИЧ КУЛЬЧИМБАЕВ**

________________________________

**For and on behalf of SMG-GOLD B.V.**

**От лица SMG-GOLD B.V.**

**Signed by Barry Davis**

________________________________

**Signed by NTS**

________________________________